FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 27, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 9.   Regulation FD Disclosure

On October 27, 2003, the registrant issued a press release regarding its adoption of Emerging Issues Task Force accounting rule 00-21, retroactive to January 1, 2003, including detailed historical revenue and earnings data.  The registrant has also posted a basic tutorial on accounting rule 00-21 and its impact on the registrant's balance sheet as of January 1, 2003, on its website.   The press release and tutorial are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

October 27, 2003                                                                                                      By:   /s/ D. Gilbert Friedlander

                                                                                                                                           D. Gilbert Friedlander, Executive Vice
                                                                                                                                           President, General Counsel and Secretary

2